UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – May 19, 2023
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
............(Address of principal executive offices)......................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
0.000% Senior Notes due 2024	HON 24A	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on May 19, 2023. The following matters set forth in our Proxy Statement dated April 6, 2023 (the “2023 Proxy Statement”), which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	Against	Abstain	Broker Non Votes
Darius Adamczyk	484,675,139	21,205,238	1,299,929	69,871,500
Duncan B. Angove	499,109,827	6,596,513	1,473,966	69,871,500
William S. Ayer	495,003,067	10,773,215	1,404,024	69,871,500
Kevin Burke	487,697,305	18,044,271	1,438,730	69,871,500
D. Scott Davis	472,139,983	33,692,810	1,347,513	69,871,500
Deborah Flint	500,022,583	5,912,606	1,245,117	69,871,500
Vimal Kapur	496,063,371	9,791,906	1,325,029	69,871,500
Rose Lee	499,321,969	6,595,120	1,263,217	69,871,500
Grace D. Lieblein	490,479,502	15,423,359	1,277,445	69,871,500
Robin L. Washington	476,995,988	28,890,801	1,293,517	69,871,500
Robin Watson	502,560,101	3,238,399	1,381,806	69,871,500

2.The voting results on a non-binding advisory vote on the frequency of the advisory vote on executive compensation are set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non Votes
495,487,503	2,514,133	7,366,954	1,811,716	69,871,500

3.The shareowners approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2023 Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
472,760,325	31,290,276	3,129,705	69,871,500

4.The shareowners approved the appointment of Deloitte & Touche LLP as independent accountants for 2023. The voting results are set forth below:

For	Against	Abstain
570,857,759	4,571,498	1,622,549

5.The shareowners did not approve the shareowner proposal titled “Independent Board Chair.” The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
225,018,167	279,355,774	2,806,365	69,871,500

6.The shareowners did not approve the shareowner proposal titled “Environmental and Health Impact Report.” The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
64,977,227	433,196,545	9,006,534	69,871,500

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 23, 2023	HONEYWELL INTERNATIONAL INC.

By: /s/ Victor J. Miller
Victor J. Miller
Vice President, Deputy General Counsel, Corporate Secretary and Chief Compliance Officer